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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2002

                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-23337                                65-0470894
       (Commission File Number)            (I.R.S. Employer Identification No.)


       2200 W. Cypress Creek Road
        Fort Lauderdale, Florida                         33309
  (Address of principal executive offices)            (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)

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Item 5.    Other Events.

     On July 26, 2002, SportsLine.com announced that Andrew Sturner has resigned as president, corporate and business development to pursue entrepreneurial ventures. His responsibilities included business development, e-commerce, and business and legal affairs. Mr. Sturner's duties will be assumed by Mark Mariani, president of sales and marketing and Kenneth W. Sanders, CFO. Mr. Mariani will be responsible for the revenue generating areas of business development and e-commerce, while Mr. Sanders will manage business and legal affairs. Mr. Sturner has agreed to continue working on strategic initiatives for the Company in a consulting capacity. A copy of SportsLine.com's press release announcing the foregoing is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)     Exhibits

     99.1  Press Release of SportsLine.com, Inc. dated July 26, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPORTSLINE.COM, INC.


Date:  July 29, 2002                    By:    /s/ Kenneth W. Sanders
                                            ----------------------------------
                                               Kenneth W. Sanders
                                               Chief Financial Officer

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                              SPORTSLINE.COM, INC.

                                INDEX TO EXHIBITS

Exhibit
Number         Description
99.1           Press Release of SportsLine.com, Inc. dated July 26, 2002

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